UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 4, 2004

                         First Defiance Financial Corp.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



              Ohio                         0-26850                34-1803915
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(State or other jurisdiction of         (Commission          (IRS Employer
         incorporation)                 File Number)         Identification No.)




                    601 Clinton Street, Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (419) 782-5015
                                                            -------------



         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     News Release dated August 4, 2004. A copy of the News Release is being filed as exhibit 99.1 to this form 8-K and is incorporated herein by reference in its entirety.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements

            None. The financial information included in this report is not required to be filed as part of this report.

     (b)  Pro Forma Financial Information
           None.

     (c)  Exhibits

     News Release dated August 4, 2004 issued by First Defiance Financial Corp. and ComBanc, Inc. Exhibit 99.1 N


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                            First Defiance Financial Corp.

                            By: /s/ John C. Wahl
                               -------------------------------------------------
                                                 John C. Wahl
                               Executive Vice President/ Chief Financial Officer


Date: August 6, 2004